Exhibit 99.1
NAREIT Annual Convention November 2011

Safe Harbor In keeping with the SEC’s “Safe Harbor” guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. and may not be relied upon in connection with the purchase or sale of any such security. 2

PROPERTY TOUR

Marriott Suites Dallas Market Center

Marriott Suites Dallas Market Center • Acquired as part of the CNL portfolio in April 2007 • 265 suites • Built in 1998 • 5,300 sq ft of meeting space • Managed by Marriott • Located in the heart of Market Center with easy access to both DFW Airport and Love Field Airport • Achieved a 78% cumulative NOI flow since 2007 • 65% of hotel guests are Marriott Reward members, the highest # of Marriott Reward members for all Marriott hotels in Texas and in the top 10% of the Marriott system • Ranks #15 out of 343 Marriott full-service hotels in North America in guest satisfaction • Consistent rate and RevPAR leader in it STR comp set, with an ADR premium of $25-$30 over comp set hotels • In 2010, the hotel was ranked among Trip Advisor’s best hotels in Dallas • Guestrooms, lobby and concierge lounge were renovated in 2007 and meeting space and restaurant in early 2011 5

Marriott Suites Dallas Market Center Opportunities • Drive weekday “premium rate mix” through an aggressive pricing posture on the 125 known sell out days in 2012 • The hotel will focus specifically on increasing local catering sales as it has experienced increased demand for small, local catering events fueled by Texas Regional Sales Office • Due to increased recent demand, property is discounting less for banquet menus and coffee breaks as evident in increased profit margin since 2009 • Implement a more direct sales focus on need weekends (non-event weekends) to insure hotel gains a larger share of the leisure, sports and social market business • Currently evaluating paid parking revenue increase opportunity and reduced security costs with gated parking • Converting some king rooms to doubles to sustain weekend leisure demand 6

Marriott DFW Airport

Marriott DFW Airport • Acquired as part of the Highland portfolio in March 2011 • 484 rooms, 7 suites • Built in 1982 • 17,800 sq ft of meeting space • Managed by Marriott • Located just two miles away from the DFW airport and is highly visible and easily accessible from primary airport routes • For its current Marriott GSS wave, hotel’s overall satisfaction score is 91.3%, the highest for all Marriott airport properties and 11.7% points above the brand average • Hotel ranks #21 of 78 among Trip Advisor hotels in Irving • Business mix is 52% transient, 38% group, and 10% airline contract related • Guestroom soft and case goods renovation including bathrooms was completed in 2006. In 2008, the lobby was renovated to a Marriott Great Room concept and the meeting space received a soft goods renovation. Former Pitcher’s Sports Bar was fully renovated and repositioned as a Crosswinds Sports Bar in 2010

Marriott DFW Airport Opportunities • Through managing its Group Arrival Pattern mix more vigilantly, hotel will achieve higher rated midweek business and more shoulder weekend group business • Ashford requested Marriott to add an on-property Destination Sales Executive to close more group sales opportunities • Increase catering sales through adding more catering free sale dates on traditionally low periods • Renovation and reposition of all-purpose restaurant Trinity Grill and closing of JW Steak House is planned in 2012 The restaurant repositioning should save $100k in operating cost by allowing the opportunity to close one kitchen The incremental cost of repositioning is $650k, for a total cost of $1.4m 9

ASHFORD OVERVIEW 10

Ashford Overview • Favorable macro market dynamics • Focused portfolio, positioned for growth • Proactive debt and equity capital market strategies • Outperformance • High insider ownership

Attractive Supply/Demand Imbalance • Demand increase is currently expected to outpace supply increase through 2014 10.0 8.0 6.0 Growth 4.0% Year 2.0 0.0 -over -2.0 -Year -4.0 -6.0 -8.0 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011F 2012F 2013F 2014F 2015F Supply Growth Demand Growth Source: Smith Travel / PKF Research (forecast) 12

Attractive Industry Fundamentals Trailing 3-Mo Avg Seasonally-Adjusted Real RevPAR (2011 $’s) $74.00 $72.00 $70.00 $68.00 $66.00 $64.00 $62.00 $60.00 $58.00 $56.00 $54.00 $52.00 Source: Smith Travel Research (non-seasonally adjusted nominal monthly figures) 13

PKF’s Nominal US RevPAR Forecast 10.0% 7.7% 8.1% 6.1% 7.2% 7.3% 7.0% 5.5% 5.0% 3.2% 0.0% -2.0% -5.0% 5-Year RevPAR Growth CAGR: 6.5% -10.0% -15.0% -16.6% -20.0% 2006 2007 2008 2009 2010 2011F 2012F 2013F 2014F 2015F Source: Smith Travel Research / Historical RevPAR Growth Forecasted RevPAR Growth PKF Research (forecast) 14

Ashford Snapshot Portfolio Statistics* Financial Statistics* Total Enterprise Value $4.0 B Recent Share Price $7.74 (11/11/11) Total Gross Assets $4.9 B # Fully Diluted Shares 84.3 M Peer Comparison 2nd Largest Leverage Ratio 59.4% # of Hotels 124 Debt Wtd. Avg. Maturity 4.1 Years # of Owned Rooms 26,139 Debt Wtd. Avg. Cost 3.20% # of Property Managers 6 Quarterly Dividend $0.10 $ ADR $131.02 Dividend Yield 5.2% $ RevPAR $96.10 TTM AFFO per Share $1.86 RevPAR Growth % 6.4% Cash on Hand $180.9 M * As of September 30, 2011 15

Broad Geography • Ashford’s geographic footprint encompasses 29 states and Washington DC West Coast includes Alaska WEST COAST MIDDLE AMERICA EAST COAST EBITDA by Region TEXAS EAST COAST: 51% WEST COAST: 22% TEXAS: 12% MIDDLE AMERICA: 15% 16

MSA • The vast majority of Ashford’s EBITDA comes from top 25 markets, with nearly 90% coming from top 50 markets As % of TTM Q3 2011 EBITDA 11% 16% 73% Top 25 Top 50 Other

Chain Scale • Approximately 96% of Ashford’s EBITDA comes from upper upscale and upscale assets As % of TTM Q3 2011 EBITDA 3% 1% 38% 58% Luxury Upper Upscale Upscale Upper Midscale 18

Brand Family • 85% of Ashford’s EBITDA comes from Marriott and Hilton branded assets As % of TTM Q3 2011 EBITDA 5% 4%3% 3% 32% 53% Marriott Hilton Hyatt Starwood Intercontinental Independent 19

Transient vs. Group vs. Contract • Our customers are predominantly transient, with a strong emphasis on corporate business 4% 25% 55% 16% Transient — Corporate Transient — Leisure Group Contract 20

Hotel EBITDA Margin Change Comparison HOTEL EBITDA MARGIN Y-O-Y CHANGE (BPS) (Peers include: BEE, DRH, FCH, HST, HT, LHO, PEB & SHO) 300 200 201 153 114 78 86 100 53 — (100) (58) (106) (200) (300) (400) (406) (500) (487) (600) 2007 2008 2009 2010 YTD Q3 2011 Peer Avg AHT 21

Hotel EBITDA Flows Comparison HOTEL EBITDA FLOWS (Peers include: BEE, DRH, FCH, HST, HT, LHO, PEB & SHO) 120% 104% 100% 80% 64% 60% 51% 53% 49% 49% 39% 41% 40% 37% 20% 8% 0% 2007 2008 2009 2010 YTD Q3 2011 Peer Avg AHT 22

Debt Maturity Schedule AHT Debt Maturity Schedule $1,200,000 $1,000,000 $800,000 (000’s) $600,000 Debt $ $400,000 $200,000 $0 2011 2012 2013 2014 2015 2016 2017 Beyond 23

Significantly Reduced Share Count % Change in Fully Diluted Share Count : 6/30/07 vs. Current 350.0% 300.0% 287% 250.0% 200.0% 145% 150.0% 118% 108% 98% 100.0% 82% 76% 50.0% 30% 0.0% -50.0% -41% -100.0% AHT BEE DRH FCH HST HT LHO SHO PEER AVG Source: SNL, Company Filings & Street Research. 24

Consistent Earnings Growth Ashford’s Historical AFFO per Share $2.00 $1.86 $1.80 $1.60 $1.50 $1.40 $1.31 $1.28 $1.20 $1.13 $1.12 $1.00 $0.96 $0.80 $0.60 $0.41 $0.40 $0.20 $- $- 2003 2004 2005 2006 2007 2008 2009 2010 3Q 2011 TTM 25

AFFO per Share Outperformance TTM AFFO Per Share (2007Q2 = 100%) Peers Include: BEE, DRH, FCH, HST, HT, LHO, SHO 160% +48% 140% 120% 100% 80% 60% 40% 20% -68% 0% Source: SNL & Company Filings Ashford Peer Average 26

Reinstated Dividend w/ Growth Potential • Given the material reduction in our common share count, Ashford is well positioned to cover and potentially grow its dividend AFFO Per Share / Dividend Coverage 5.0x 4.7x 4.5x Though Ashford didn’t pay a dividend in 2009 & 2010, 4.0x it could have covered its 3.5x peak dividend at 1.3x in 2009 & 1.8x in 2010 3.0x 2.5x 2.0x 1.5x 1.6x 1.4x 1.4x 1.5x 0.9x 1.0x 0.5x N/A N/A 0.0x 0.0x 2004 2005 2006 2007 2008 2009 2010 3Q TTM 27

Most Highly-Aligned Management Team Insider Ownership % 20% 19% 18% 16% 16% 14% 12% 10% 8% 6% 6% 4% 4% 3% 3% 2% 2% 2% 1% 1% 1% 1% 0% AHT HT CLDT INN FCH HST PEB CHSP DRH SHO BEE LHO Source: 2011 Proxy Filings 28

Ashford Overview • Favorable macro market dynamics • Focused portfolio, positioned for growth • Proactive debt and equity capital market strategies • Outperformance • High insider ownership 29

HIGHLAND TRANSACTION UPDATE

Highland Portfolio Hilton Parsippany Renaissance Palm Springs The Melrose — Washington, DC Marriott DFW Airport Hyatt Regency Wind Watch Marriott Plaza San Antonio Boston Back Bay Hilton Hilton Tampa Westshore Renaissance Nashville Marriott Sugar Land Hyatt Regency Savannah Ritz-Carlton Atlanta Westin Princeton Renaissance Portsmouth The Silversmith — Chicago 31

Highland Transaction Summary Transformational 28-hotel, $1.3 billion acquisition with 8,084 rooms Primarily upper-upscale and luxury full-service assets Expands Ashford’s presence in key markets (Washington D.C and NY/NJ) and into new markets (Boston and Nashville) Significant growth potential with affiliate manager Remington taking over management of 17 hotels 2010 EBITDA flows of 18% vs. AHT’s of 104% and NOI 36% below peak

Portfolio Upgrade Legacy Ashford vs. Highland EBITDA Concentration (TTM Q3 ‘11) 100.0% 90.0% 80.0% 75% 76% 72% 68% 70.0% 62% 61% 60.0% 57% 50.0% 40.0% 30.0% 25% 20.0% 10.0% 0.0% Top 25 Markets Luxury / Upper- Full-Service Urban Upscale Legacy Ashford Highland 33

Price Per Key Comparison Highland Purchase Price Per Key Comparison ($ Thousands) $300 $250 $200 $150 $269 $158 $244 $158 $100 35% 41% discount to discount to 2007 $50 recent peer Highland acquisitions purchase $- Peer Purchase Avg. — AHT Highland 2007 Highland AHT Highland 2009 to Current Purchase Purchase Purchase Source: Real Capital Analytics & company filings. 34

Replacement Cost per Key Replacement Cost Per Key Estimate $350,000 Highland was purchased for $158,000 per key — a 44% $300,000 discount to replacement cost $281,000 $250,000 $233,000 $218,000 $200,000 $150,000 $100,000 $50,000 $- Source: Estimated based Legacy AHT Highland Total on JP Morgan Research Report 35

Highland Operational Goals • When we took over the portfolio there were two primary operational goals: Put cost structures in place to achieve maximum operating flow throughs — The portfolio was seriously neglected when we took over — We felt confident that the Remington-managed properties were going to put in significant cost cuts — We also wanted to see significant improvement in the brand-managed properties even though no manager change was occurring Improve the non-brand managed properties RevPAR Yield Index — The sales forces of the non-brand managed properties were decimated — Remington had to fill nearly 2 dozen sales positions across the portfolio — Our expectation was to see positive RevPAR yield growth sometime in the 4Q ‘11 or 1Q ‘12 36

Highland Portfolio — GOP Flow Comparison • Ashford’s Asset Management and Remington’s combined expertise have enabled our legacy portfolio to outperform while Highland consistently lagged benchmark goals until we took over in March 2011 GOP Flow Comparison — January 2010 to September 2011 150.0% Pre-Ashford Post-Ashford 125.0% 100.0% 75.0% 50.0% 25.0% 0.0% -25.0% -50.0% -75.0% -100.0% J Ju Se M Ju Se an- Feb Mar Apr May Jun- l- Aug p Oct- Nov Dec Jan- Feb ar Apr May Jun- l- Aug p 10 — - 1 — 1 — 10 -1 -1 -1 — 11 — - 1 — 1 — 1 11 -1 — 10 0 0 10 10 0 0 10 0 10 11 1 1 11 1 1 11 AHT Legacy GOP Flow Highland GOP Flow GOP 2010 1st Qtr 2011 2nd Qtr 2011 3rd Qtr 2011 Flow 0.2% 8.8% 94.6% 78.6% 37

Highland Portfolio — Year Over Year Comparisons GOP Margin Change BPS GOP Flow Quarter <95> 8.8% 1 st Pre-Ashford Pre-Ashford Quarter 218 94.6% 2 nd Post-Ashford Post-Ashford Quarter 280 78.6% 3 rd Post-Ashford Post-Ashford 38

Highland Portfolio — Performance by Manager GOP Margin Change BPS GOP Flow 366 93.3% Quarter Remington Remington 3 rd 199 58.7% Non-Remington Non-Remington 39

Highland Portfolio — GOP Flow Comparison • Brand-managed properties have also shown significant flow improvement due to Ashford asset management expertise Brand-Managed GOP Flows by Month 100% 73.9% 78.2% 80% 69.2% 68.6% 61.4% 60% 41.9% 36.7% 40% 17.3% 20% Flow 0% GOP -20% -40% -60% -47.7% -80% Pre-Ashford Takeover Post-Ashford Takeover -75.1% -100% Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 TOD Sep- 11 40

Case Study — Crowne Plaza Ravinia • Eliminated 6 managerial/supervisory positions • Despite RevPAR decrease, banquet and catering sales are up significantly (~ $1.0m) due to aggressive selling efforts • Since takeover, property has achieved $567K GOP $ surplus over AHT metric despite 1.2% RevPAR decline Financial Statistics TOD 2011 Definite Bookings 2011 2012 ADR Growth 3.1% At Takeover <21%> <28%> Occupancy Growth -4.2% As of 11/04/11 <4%> 23% RevPAR Growth -1.2% GOP Margin Improvement 775 bps GOP Flow 238% Comp Set Rank 5 of 8

Case Study — Hyatt Savannah • Since takeover, property has achieved $74K GOP $ surplus over AHT metric despite -2.9% revenue decline • Asset Management team in collaboration with Hyatt has identified ~$375K annualized savings • Eliminated 5 supervisory/management positions since takeover • Increased usage of contract labor Financial Statistics TOD 2011 ADR Growth -4.5% • For the month of October, property has Occupancy Growth -0.6% achieved 133.7% GOP flow with 745 bps RevPAR Growth -3.9% GOP margin improvement GOP Margin Improvement 7 bps GOP Flow 67.9% Comp Set Rank 1 of 6

Remington RevPAR Index Improvement • RevPAR for Remington-managed properties is improving sooner than expected and is beginning to more closely match brand-managed properties 2.0% 1.4% 0.9% 1.0% 0.2% 0.0% -1.0% -0.7% -2.0% -1.9% -3.0% -4.0% -5.0% -5.2% -6.0% Remington RevPAR Index Brand-Managed RevPAR Index Total Highland RevPAR Index Q2 2011 Q3 2011 43

Highland Portfolio NOI • Highland NOI is exceeding expectations, currently at 88% of first 12 months underwriting growth in only six months’ time Highland Portfolio Net Operating Income $88 $87 $86 $86 $84 $82 millions) $82 $80 $79 (in$ NOI $78 $76 $74 Mar 2011 TTM Jun 2011 TTM Sep 2011 TTM Underwriting for Mar 2012 TTM 44

Significant Operational Upside • If Highland’s EBITDA was the same % of its peak level as our legacy portfolio, its EBITDA would be almost $10 million higher • This would equate to about an additional $1.40 in share price at a 12x EBITDA multiple % of Peak EBITDA Comparison 100% 95% 90% 85% 80% 75% 70% 700 bps Opportunity 65% 60% 2007 2008 2009 2010 TTM Q3 2011 Legacy Highland 45

Key Capex Renovations

Property	Project	Scheduled Start Date	Budget
Courtyard Denver	Lobby Bistro	Completed in Q2'11	$875,000
Hyatt Windwatch	Exterior Façade	In progress	$1,400,000
Marriott Omaha	Lobby & Restaurant	Early November	$1,350,000
The Churchill	Lobby & Restaurant	Mid-November	$871,000
The Melrose	Guestrooms & Public Space	Late-November	$8,050,000
Courtyard Savannah	Guestrooms & Bistro Lobby	Early-December	$2,475,000
Marriott San Antonio	Guestrooms & Corridors	Mid-December	$3,815,000
Courtyard Boston Tremont	HVAC	January-February	$5,781,000
Hilton Boston Back Bay	66 Guestrooms & Meeting Space	February	$2,160,000
Ritz-Carlton Atlanta	Meeting Space	February	$757,000
HGI Virginia Beach	Guestrooms & Corridor	Q1 2012	$2,000,000
The Silversmith	Guestrooms & Public Space	Q2 2012	$5,000,000
Marriott DFW	Restaurant Renovation	On Hold for Repositioning	$750,000

46

Case Study — CY Denver Lobby Bistro • Courtyard Bistro Lobby renovation was GSS Lobby Rankings completed in Q2 2011 2009 Pre-Renovation 510 out of 780 2010 Pre-Renovation 560 out of 808 • Lobby GSS scores improved greatly from 1H 2011 During Renovation 771 out of 818 previous years 2H 2011 Post-Renovation 263 out of 819 • Q3 2011 RevPAR index was up to 108.7 from 104.5 in Q3 2010

Case Study — Melrose Hotel • Last renovation in 2002 • RevPAR Index dropped from 101.4% in 2007 to 83.6% YTD September 2011 • Location on Pennsylvania Ave. adjacent to Georgetown and 8 blocks from White House and National Mall • Over sized rooms of average 425 sq. ft. with 35 suites Financial Statistics TTM Q3 2011 • Good curb appeal despite current ADR $161.29 condition Occupancy 75.9% • Underutilized street-level restaurant and RevPAR $122.45 bar space NOI $3.6m • Planned $8.1m renovation to address all Peak NOI (2007) $6.2m aspects of hotel RevPAR Index 84.7% Comp Set Rank 7 of 7 48

Highland Transaction Conclusion We purchased a remarkable portfolio for nearly half of its replacement cost and materially below what our peers are paying for assets We have made significant progress in achieving operational flow throughs and pushing RevPAR yield index In only six months’ time our asset management group has managed to achieve nearly 90% of its 1st year NOI target The Highland portfolio is off its peak substantially more than our legacy portfolio, providing us with additional upside Our strategic capex will help realize additional upside potential 49

NAREIT Annual Convention November 2011